Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
aslevine@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Revenue in Q1 Fiscal 2022
Document Cloud ARR Surpasses $2 Billion Exiting the Quarter
SAN JOSE, Calif. – March 22, 2022 - Adobe (Nasdaq:ADBE) today reported financial results for its first quarter fiscal year 2022 ended March 4, 2022.
“Adobe achieved record Q1 revenue as Creative Cloud, Document Cloud and Experience Cloud continue to be pivotal in driving the digital economy,” said Shantanu Narayen, chairman and CEO, Adobe. “Adobe is committed to empowering individuals, transforming businesses and connecting communities.”
“Adobe’s Q1 results reflect the company’s strong execution and resilience through unprecedented circumstances,” said Dan Durn, executive vice president and CFO, Adobe. “Our momentum, product innovation and immense market opportunity position us for success in 2022 and beyond.”
First Quarter Fiscal Year 2022 Financial Highlights
•Adobe achieved record revenue of $4.26 billion in its first quarter of fiscal year 2022, which represents 9 percent year-over-year growth or 17 percent adjusted year-over-year growth1. Diluted earnings per share was $2.66 on a GAAP basis and $3.37 on a non-GAAP basis.
•Digital Media segment revenue was $3.11 billion, which represents 9 percent year-over-year growth or 17 percent adjusted year-over-year growth1. Creative revenue grew to $2.55 billion, representing 7 percent year-over-year growth or 16 percent adjusted year-over-year growth1. Document Cloud revenue was $562 million, representing 17 percent year-over-year growth or 26 percent adjusted year-over-year growth1.
•Digital Media Annualized Recurring Revenue (“ARR”) increased $418 million quarter over quarter to $12.57 billion exiting the quarter. Creative ARR grew to $10.54 billion and Document Cloud ARR grew to $2.03 billion.
•Digital Experience segment revenue was $1.06 billion, representing 13 percent year-over-year growth or 20 percent adjusted year-over-year growth1. Digital Experience subscription revenue was $932 million, representing 15 percent year-over-year growth or 22 percent adjusted year-over-year growth1.
•GAAP operating income in the first quarter was $1.58 billion, and non-GAAP operating income was $1.99 billion. GAAP net income was $1.27 billion, and non-GAAP net income was $1.60 billion.
•Cash flows from operations were $1.77 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $13.83 billion, representing 19 percent year-over-year growth.
•Adobe repurchased approximately 3.8 million shares during the quarter.

Impact of War in Ukraine
On March 4, 2022, Adobe announced a halt of all new sales of Adobe products and services in Russia and Belarus. In addition, today Adobe is reducing its Digital Media ARR balance by $75 million, which represents all ARR for existing business in Russia and Belarus. While Adobe will continue to provide Digital Media services in Ukraine, the company reduced ARR by an additional $12 million, which represents its entire Digital Media business in Ukraine. This results in a total ARR reduction of $87 million and an expected revenue impact of $75 million for fiscal year 2022.
Second Quarter 2022 Financial Targets
Adobe’s second quarter fiscal year 2022 targets factor in current macroeconomic and geopolitical conditions.
The following table summarizes Adobe’s second quarter fiscal year 2022 targets:

Total revenue	~$4.34 billion
Digital Media annualized recurring revenue (ARR)	~$440 million of net new ARR
Digital Media segment revenue (Y/Y growth)	~13%	~14% (constant currency2)
Digital Experience segment revenue (Y/Y growth)	~15%	~16% (constant currency2)
Digital Experience subscription revenue (Y/Y growth)	~17%	~18% (constant currency2)
Tax rate	GAAP: ~20%	Non-GAAP: ~18.5%
Earnings per share[3]	GAAP: ~$2.44	Non-GAAP: ~$3.30

Adobe to Webcast Earnings Conference Call
Adobe will webcast its first quarter fiscal year 2022 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
This press release contains forward-looking statements, including those related to business momentum, the effects of the COVID-19 pandemic on our business and results of operations, our market opportunity, market trends, current macroeconomic conditions, customer success, revenue, operating margin, seasonality, annualized recurring revenue, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, information security and privacy, potential interruptions or delays in hosted services provided by us or third parties, geopolitical and macroeconomic conditions and economic impact of the COVID-19 pandemic, risks associated with cyber-attacks, complex sales cycles, risks related to the timing of revenue recognition from our subscription offerings, fluctuations in subscription renewal rates, failure to realize the anticipated benefits of past or future acquisitions, failure to effectively manage critical strategic third-party business relationships, changes in accounting principles and tax regulations, uncertainty in the financial markets and economic conditions in the countries where we operate, and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2021 ended Dec. 3, 2021, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2022.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended March 4, 2022, which Adobe expects to file in late March or early April 2022. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets is provided at the end of this press release and on Adobe’s investor relations website.
1Adjusted to account for the extra week in first quarter fiscal year 2021 and to show growth rates in constant currency.
2Adjusted to show growth rates in constant currency.
3Targets assume share count of ~474 million for second quarter fiscal year 2022.

About Adobe
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2022 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended
	March 4, 2022	March 5, 2021
Revenue:
Subscription	$3,958	$3,584
Product	145	155
Services and other	159	166
Total revenue	4,262	3,905

Cost of revenue:
Subscription	393	324
Product	10	10
Services and other	109	113
Total cost of revenue	512	447

Gross profit	3,750	3,458

Operating expenses:
Research and development	701	620
Sales and marketing	1,158	1,049
General and administrative	269	290
Amortization of intangibles	42	45
Total operating expenses	2,170	2,004

Operating income	1,580	1,454

Non-operating income (expense):
Interest expense	(28)	(30)
Investment gains (losses), net	(9)	5
Other income (expense), net	—	4
Total non-operating income (expense), net	(37)	(21)
Income before income taxes	1,543	1,433
Provision for income taxes	277	172
Net income	$1,266	$1,261
Basic net income per share	$2.68	$2.63
Shares used to compute basic net income per share	473	479
Diluted net income per share	$2.66	$2.61
Shares used to compute diluted net income per share	475	483

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	March 4, 2022	December 3, 2021
ASSETS

Current assets:
Cash and cash equivalents	$2,739	$3,844
Short-term investments	1,962	1,954
Trade receivables, net of allowances for doubtful accounts of $18 and $16, respectively	1,685	1,878
Prepaid expenses and other current assets	1,090	993
Total current assets	7,476	8,669

Property and equipment, net	1,703	1,673
Operating lease right-of-use assets, net	435	443
Goodwill	12,795	12,668
Other intangibles, net	1,743	1,820
Deferred income taxes	950	1,085
Other assets	874	883
Total assets	$25,976	$27,241

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$295	$312
Accrued expenses	1,333	1,736
Debt	499	—
Deferred revenue	4,894	4,733
Income taxes payable	83	54
Operating lease liabilities	93	97
Total current liabilities	7,197	6,932

Long-term liabilities:
Debt	3,626	4,123
Deferred revenue	125	145
Income taxes payable	540	534
Deferred income taxes	4	5
Operating lease liabilities	447	453
Other liabilities	262	252
Total liabilities	12,201	12,444

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	8,750	8,428
Retained earnings	24,961	23,905
Accumulated other comprehensive income (loss)	(177)	(137)
Treasury stock, at cost	(19,759)	(17,399)
Total stockholders’ equity	13,775	14,797
Total liabilities and stockholders’ equity	$25,976	$27,241

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	March 4, 2022	March 5, 2021
Cash flows from operating activities:
Net income	$1,266	$1,261
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	213	196
Stock-based compensation	322	260
Unrealized investment (gains) losses, net	17	—
Other non-cash adjustments	153	138
Changes in deferred revenue	141	471
Changes in other operating assets and liabilities	(343)	(554)
Net cash provided by operating activities	1,769	1,772

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(26)	(4)
Purchases of property and equipment	(100)	(59)
Purchases and sales of long-term investments, intangibles and other assets, net	(28)	(25)
Acquisitions, net of cash acquired	(106)	(1,470)
Net cash used for investing activities	(260)	(1,558)

Cash flows from financing activities:
Repurchases of common stock	(2,400)	(950)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(175)	(304)
Other financing activities, net	(29)	10
Net cash used for financing activities	(2,604)	(1,244)
Effect of exchange rate changes on cash and cash equivalents	(10)	4
Net change in cash and cash equivalents	(1,105)	(1,026)
Cash and cash equivalents at beginning of period	3,844	4,478
Cash and cash equivalents at end of period	$2,739	$3,452

Non-GAAP Results
The following table shows Adobe’s first quarter fiscal year 2022 GAAP revenue growth rates reconciled to adjusted revenue growth rates included in this release.

First Quarter Fiscal 2022	Total revenue	Digital Media segment revenue	Creative Cloud revenue	Document Cloud revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP revenue growth rates	9%	9%	7%	17%	13%	15%
Impact of extra week in fiscal year 2021	8	8	8	9	7	7
Constant currency impact	0	0	1	0	0	0
Adjusted revenue growth rates	17%	17%	16%	26%	20%	22%

The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	March 4, 2022	March 5, 2021	December 3, 2021
Operating income:

GAAP operating income	$1,580	$1,454	$1,501
Stock-based and deferred compensation expense	312	286	265
Amortization of intangibles	101	89	91
Non-GAAP operating income	$1,993	$1,829	$1,857

Net income:

GAAP net income	$1,266	$1,261	$1,233
Stock-based and deferred compensation expense	312	286	265
Amortization of intangibles	101	89	91
Investment (gains) losses, net	9	(5)	4
Income tax adjustments	(86)	(116)	(57)
Non-GAAP net income	$1,602	$1,515	$1,536

Diluted net income per share:

GAAP diluted net income per share	$2.66	$2.61	$2.57
Stock-based and deferred compensation expense	0.66	0.59	0.55
Amortization of intangibles	0.21	0.19	0.19
Investment (gains) losses, net	0.02	(0.01)	0.01
Income tax adjustments	(0.18)	(0.24)	(0.12)
Non-GAAP diluted net income per share	$3.37	$3.14	$3.20

Shares used in computing diluted net income per share	475	483	480

Non-GAAP Results (continued)
The following table shows Adobe’s first quarter fiscal year 2022 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

First Quarter Fiscal 2022
Effective income tax rate:

GAAP effective income tax rate	18.0%
Income tax adjustments	2.0
Stock-based and deferred compensation expense	(1.1)
Amortization of intangibles	(0.4)
Non-GAAP effective income tax rate	18.5%

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's second quarter fiscal year 2022 financial targets reconciled to non-GAAP financial targets included in this release.

Second Quarter Fiscal 2022	Digital Media segment revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP target revenue growth rates	13%	15%	17%
Constant currency impact	1	1	1
Constant currency target revenue growth rates	14%	16%	18%

(Shares in millions)	Second Quarter Fiscal 2022
Diluted net income per share:

GAAP diluted net income per share	$2.44
Stock-based and deferred compensation expense	0.79
Amortization of intangibles	0.21
Income tax adjustments	(0.14)
Non-GAAP diluted net income per share	$3.30

Shares used to compute diluted net income per share	474

Second Quarter Fiscal 2022
Effective income tax rate:

GAAP effective income tax rate	20.0%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Non-GAAP effective income tax rate	18.5%

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)
The following table shows Adobe's updated annual fiscal year 2022 GAAP target tax rate reconciled to the non-GAAP target tax rate.

Fiscal Year 2022
Effective income tax rate:

GAAP effective income tax rate	19.5%
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.1)
Income tax adjustments	0.5
Non-GAAP effective income tax rate	18.5%

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.